EXHIBIT 99.1


                  March 31, 2001 Selected Financial Information

     Information for the three months ended March 31, 2001 and 2000 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions are intended to identify forward looking statements. While these statements reflect the Company's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events. Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations. The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise. For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see "Risk Factors" filed as Exhibit 99.1 to the Company's Form 10-K.


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

     In response to requests from our shareholders, we submit the following additional analysis for the period ending March 31, 2001.


                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

TOP 10 CENTERS BY SIZE

         CENTER NAME                         GLA            % OF TOTAL PORTFOLIO
--------------------------------------------------------------------------------
HARFORD MALL                                598,232                11.6%
LUTHERVILLE STATION SHOP. CTR.              285,560                 5.5%
ARUNDEL PLAZA                               249,746                 4.8%
PERRY HALL SQUARE SHOPPING CTR              210,587                 4.1%
TIMONIUM SHOPPING CENTER                    207,135                 4.0%
SMOKETOWN PLAZA                             175,991                 3.4%
BRANDYWINE COMMONS II                       165,805                 3.2%
FULLERTON PLAZA                             152,834                 3.0%
SPOTSYLVANIA CROSSING                       141,857                 2.8%
COLONIE PLAZA                               140,406                 2.7%

YEAR 2000 - QUARTERLY % RENT BREAKDOWN

          PERIOD ENDING                     AMOUNT
---------------------------------------------------
           03/31/2000                    $  339,834
           06/30/2000                       259,292
           09/30/2000                       337,604
           12/31/2000                       652,041
                                         ----------
            TOTAL                        $1,588,771
                                         ==========

TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

         CENTER NAME                   MINIMUM RENT         % OF TOTAL PORTFOLIO
--------------------------------------------------------------------------------
HARFORD MALL                            $ 5,100,000                10.2%
ENCHANTED FOREST SHOPPING CTR.            2,400,000                 4.8%
BRANDYWINE COMMONS II                     2,200,000                 4.4%
NEW TOWN VILLAGE                          2,100,000                 4.2%
TIMONIUM SHOPPING CENTER                  1,900,000                 3.8%
RADCLIFFE CENTER                          1,800,000                 3.6%
LUTHERVILLE STATION SHOP. CTR.            1,700,000                 3.4%
INGLESIDE SHOPPING CENTER                 1,700,000                 3.4%
SHAWAN PLAZA                              1,700,000                 3.4%
PERRY HALL SQUARE SHOPPING CTR.           1,600,000                 3.2%


APPROXIMATE ANNUALIZED MINIMUM RENT
         TOTAL PORTFOLIO                $50,000,000


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


Grocers by Ownership
  March 31, 2001
Total Annual Minimum Rent - Grocers                                  $13,029,524

          CENTER                       TENANT NAME                GLA
================================================================================
   ROYAL AHOLD UNITS
----------------------------------------
   GIANT OF MARYLAND
----------------------------------------
Arundel Plaza                          Giant                     51,976
Wilkens Beltway Plaza                  Giant                     55,108
Shawan Plaza                           Giant                     55,330
York Road Plaza                        Giant                     56,892
New Town Village                       Giant                     60,985
Shoppes at Easton                      Giant                     64,885

   GIANT OF CARLISLE
----------------------------------------
Wayne Heights Malls                    Martin's                  31,409
Wayne Plaza                            Giant                     53,760

   STOP & SHOP
----------------------------------------
Del Alba Plaza                         Stop & Shop               61,935
                                       =====================================================================
                                       Total Annual Minimum Rent from Royal Ahold Units           $5,082,775
                                       =====================================================================
   DELHAIZA AMERICA, INC.
----------------------------------------
Milford Commons                        Food Lion                 33,000
North East Station                     Food Lion                 38,372
                                       =====================================================================
                                       Total Annual Minimum Rent from Food Lion                     $549,000
                                       =====================================================================
   ASSOCIATED WHOLESALERS, INC.
----------------------------------------
Stonehedge Square                      Nells Market              42,552
                                       =====================================================================
                                       Total Annual Minimum Rent from Nells Market                  $321,232
                                       =====================================================================
   GOLUB CORPORATION
----------------------------------------
Colonie Plaza                          Price Chopper             60,000
Columbia Plaza                         Price Chopper             65,895
                                       =====================================================================
                                       Total Annual Minimum Rent from Price Chopper                 $959,298
                                       =====================================================================
   SUPERVALU, INC.
----------------------------------------
Lutherville Station                    Vacant-Paying Rent        60,275
Skyline Village                        Vacant-Paying Rent        64,485
                                       =====================================================================
                                       Total Annual Minimum Rent from Supervalu, Inc.             $1,171,471
                                       =====================================================================
   SAFEWAY STORES
----------------------------------------
Enchanted Forest                       Safeway                   50,093
Burke Town Plaza                       Safeway                   53,495
Ingleside Shopping Center              Safeway                   54,200
                                       =====================================================================
                                       Total Annual Minimum Rent from Safeway Stores              $1,351,197
                                       =====================================================================
   WAKEFERN FOOD CORPORATION
----------------------------------------
Brandywine Commons                     Shoprite                  58,236
                                       =====================================================================
                                       Total Annual Minimum Rent from Shoprite                      $763,746
                                       =====================================================================
   GREAT ATLANTIC & PACIFIC TEA COMPANY
----------------------------------------
Saucon Valley                          Super Fresh               47,827
Security Square                        Super Fresh               58,187
Rosedale Plaza                         Super Fresh               50,510
                                       =====================================================================
                                       Total Annual Minimum Rent from Super Fresh                 $2,242,305
                                       =====================================================================
    WEIS MARKETS
----------------------------------------
Waverly Woods                          Weis Markets              53,500
                                       =====================================================================
                                       Total Annual Minimum Rent from Weis Markets                  $588,500
                                       =====================================================================


     Based on 5.2 million square feet of space at March 31, 2001, grocery leased space represents approximately 24.9% of leasable square footage and based on minimum rentals of $50 million for that same period, grocery leased space represents approximately 26.1% of such rental.


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